Exhibit 10.28

AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT (the “Amendment”) is entered into as of the date set forth below, by and among  WhiteSmoke Inc., a Delaware Corporation ("Parent"), WhiteSmoke Israel Ltd., a wholly owned subsidiary of Parent, private company organized under the Laws of the State of Israel, whose principal office is located at 11 Kehilat Saloniki Street, Tel-Aviv (the "Company", and together with Parent, the "Group") and Hilla Ovil-Brenner, I.D. no. 32085375 whose address is 39/3 Shmuel Tamir Street Ramat Aviv, Tel Aviv, Israel (the “Employee”).

WHEREAS, the Group and the Employee entered into an Employment Agreement, dated March 31, 2011 (together with any exhibits and schedules thereto, the “Employment Agreement”); and

WHEREAS, the Group and the Employee desire to amend the Employment Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, it is hereby agreed as follows:

1.	Unless otherwise defined herein, all capitalized terms in this Amendment shall have the same meaning ascribed to them in the Employment Agreement.

2.	Section 2.3 of the Employment Agreement is hereby amended by its entire deletion and replacement with a new Section 2.3 as set forth below:
“2.3
In the event of an initial public offering of the Parent securities, occurring by no later than March 31, 2012 (the “IPO”) the Salary shall increase to $14,583 (fourteen thousand five hundred and eighty-three U.S. dollars). All amounts shall be paid in NIS in accordance with the representative rate of exchange of the U.S. dollar last published by the Bank of Israel prior to the date of payment, but in no event at an exchange rate of less than NIS 3.60: $1.00.”

3.	Section 2.5 of the Employment Agreement is hereby amended by its entire deletion and replacement with a new Section 2.5 as set forth below:
“2.5
The Company shall award the Employee a performance bonus of no less than $150,000, to be paid as follows: (i) $100,000 ninety days following the closing of an initial public offering of the Parent’s shares ("IPO"), sale of the Parent or significant financing event relating to the Parent, and (ii) the remaining $50,000 one hundred and twenty days thereafter.

4.	Except as set forth herein, the provisions of the Employment Agreement shall remain unchanged and in full force and effect.

[Signature Pages Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year set forth below.

WhiteSmoke Israel Ltd.		Employee

By:		Name:	Hilla Ovil-Brenner

Name:	Hilla Ovil-Brenner	ID#:	32085375

Title:	CEO	Signature:	/s/ Hilla Ovil-Brenner

Signature:	/s/ Hilla Ovil-Brenner	Dated:	10/10/2011

Dated:	10/10/2011

WhiteSmoke Inc.

By:

By:

Name:	Hilla Ovil-Brenner

Title:	CEO

Signature:	/s/ Hilla Ovil-Brenner

Dated:	10/10/2011

[Signature Page to the Amendment]